UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2005

Peoples Bancorp of North Carolina, Inc.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina
(State or Other Jurisdiction of Incorporation)

000-27205	56-2132396
(Commission File No.)	(IRS Employer Identification No.)

518 West C Street, Newton, North Carolina	28658
(Address of Principal Executive Offices)	(Zip Code)

(828) 464-5620
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Peoples Bancorp of North Carolina, Inc.
INDEX

Page
Item 8.01 - Other Matters	3

Item 9.01 - Financial Statements and Exhibits	3

Signatures	4

Exhibit (99)(a) Press Release dated February 23, 2005	5

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Item 8.01. Other Matters

On February 17, 2005, the Board of Directors of Peoples Bancorp of North Carolina, Inc. of Newton, North Carolina authorized a 10% stock dividend and a $0.10 per share cash dividend. As a result of the stock dividend, each shareholder will receive one new share of stock for every ten shares of stock they held as of the record date. Shareholders will receive a cash payment in lieu of any fractional shares resulting from the stock dividend. The cash dividend will be paid based on the number of shares held by shareholders as adjusted by the stock dividend. The stock and cash dividends will be distributed on March 16, 2005 to shareholders of record on March 3, 2005.

All previously reported per share amounts will be restated to reflect this stock dividend. Restated earnings per share for the year ended December 31, 2004 will be $1.28 basic net earnings per share and $1.26 diluted net earnings per share, as compared to $0.58 basic net earnings per share and $0.57 diluted net earnings per share, for the year ended December 31, 2003.
The Company had 3,137,860 shares of common stock outstanding at February 17, 2005. The Company's stock transfer agent is Registrar and Transfer Company.

A copy of the press release is attached hereto as Exhibit (99)(a) and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c)        Exhibits

(99)(a)  Press Release, dated February 23, 2005

Disclosure about forward-looking statements

This Form 8-K contains forward-looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, changes in interest rate environment, management’s business strategy, national, regional, and local market conditions and legislative and regulatory conditions.

Readers should not place undue reliance on forward-looking statements, which reflect management’s view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances. Readers should also carefully review the risk factors described in other documents the Company files from time to time with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

PEOPLES BANCORP OF NORTH CAROLINA, INC.

Date: February 23, 2005	By:	/s/ A. Joseph Lampron
A. Joseph Lampron
Executive Vice President and Chief Financial Officer

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